UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

iSHARES TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

iShares Funds 2010

Final Solicitation Script

Adjournment Meeting Date: January 28th, 2010

Toll Free #: 866-450-8471

Greeting :

Hello, is Mr./Ms.                             available please?

Hi Mr./Ms.                            , my name is                              and I am calling on behalf of your holdings in one of the iShares S&P Global Sector Funds on a recorded line. We recently mailed to you proxy materials for the Special Meeting of Shareholders that was scheduled to be held on November 4th, 2009. The iShares Special Meeting has been adjourned to January 28 th, 2010 to allow for additional time for Shareholders to vote. We have not received your vote. Your participation is now critical to ensure that your Fund is not closed and liquidated. Your Fund’s Board is recommending that you vote in favor of the proposals. Would you like to vote along with the recommendations of the Board?

<If shareholder would like to vote>

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is                             , a proxy voting specialist on behalf of the iShares Funds. Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                            , I have recorded your (Favorable/Against/Abstain) vote for all of your iShares S&P Global Sector Fund accounts and within 72 hours, you will receive multiple confirmation statements for each of your fund holdings for each meeting. If you wish to make any changes you may contact us by calling 1-866-450-8471. While I have you on the phone, would you be interested in enrolling to receive future iShares Funds materials electronically? <If yes, proceed to eConsent section. If no, proceed with closing of call> Thank you very much for your participation and have a great day/evening.

If shareholder does not recall receiving materials:

I can resend the materials to you. Do you have an email address this can be sent to?

<If yes: Type in the email address and spell it back to the shareholder to confirm>. Thank you. A link to the materials is being emailed to you and while I have you on the phone, would you be interested in enrolling to receive future iShares Funds materials electronically? <If yes, proceed to eConsent section. If no, proceed with close>

Thank you. You should receive this shortly and please call us back at 1-866-450-8471 to vote or to answer any questions you may have. Thank you for your time today, and have a wonderful day/evening.

< If no email address is available, continue with standard script> Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material. Thank you for your time today, and have a wonderful day/evening.

If Not Interested, use Talking Point:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important and your participation is now critical to ensure that your iShares S&P Global Sector Funds is not closed and liquidated.

Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote through one of the other methods outlined in the proxy materials. Thank you for your time today, and have a wonderful day/evening.

EConsent:

<If email address already obtained> Thank you for your interest. An email will be sent to you directing you to the eDelivery web site. When you access the eConsent site, you will need to enter your control number in the enrollment number field. Thank you for your time today, and have a wonderful day/evening.

<If email address not yet obtained>

May I please have your email address? < Type in the email address and spell it back to the shareholder to confirm> Thank you for your interest. An email will be sent to you directing you to the eDelivery web site. When you access the eConsent site, you will need to enter your control number in the enrollment number field. Thank you for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is                              and I am a proxy voting specialist for the iShares S&P Global Sector Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders that was scheduled to be held on November 4th, 2009. The iShares Special Meeting has been adjourned to January 28th, 2010.

We have not received your vote. Your participation is now critical to ensure that your iShares S&P Global Sector Fund is not closed and liquidated.

To vote over the telephone, call toll-free at 1-866-450-8471 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 12 Midnight and Saturday, 10:00 AM to 9:00 P.M Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - HOLIDAY CLOSED RECORDING

(10665)

“Thank you for calling the Broadridge Proxy Services Center for the iShares Funds. Due to the holiday our offices are currently closed. Please call us back during our normal business hours which are Monday through Friday, 9:30 AM to 12 midnight and Saturday, 10:00 AM to 9:00 P.M Eastern Time. Thank you.”

INBOUND - CLOSED RECORDING

(10559)

When: 9/9/09 Through Duration of Campaign

“Thank you for calling the Broadridge Proxy Services Center for the iShares Funds. Our offices are now closed. If you would like to vote your proxy and have your proxy card, please do so by accessing the touch tone toll free number or the web site address noted on the card. You will need your control number that is on the card to cast your vote. If you would prefer to call us back, please do so by contacting us during the next scheduled business day. Please call us back during our normal business hours which are Monday through Friday, 9:30 AM to 12 midnight and Saturday, 10:00 AM to 9:00 P.M Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE

(10560)

When: 9/3/09 Through Duration of Campaign

“Thank you for calling the Broadridge Proxy Services Center for the iShares Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

AUTOMATED ANSWERING MACHINE MESSAGE

(10558)

When: As needed according to strategy commencing with start of outbound calling through duration of campaign

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the iShares S&P Global Sector Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders that was scheduled to be held on November 4th, 2009. The iShares Special Meeting has been adjourned to January 28th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-450-8471 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 12 Midnight and Saturday 10:00 AM to 9:00 P.M Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

END OF CAMPAIGN MESSAGE

(10561)

When: Effective when toll free number closes

“Thank you for calling the Broadridge Proxy Services Center for the iShares Funds. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your iShares Funds, please contact your Financial Advisor or call the iShares Funds at 800-474-2737. Thank you for investing with the iShares Funds.”